EXECUTION COPY

                              [CHASE LETTERHEAD]

                                                                August 7, 1996

Mr. Patrick Celli
The Care Group, Inc.
One Hollow Lane
Lake Success, New York 11042

                   Re:  Waiver of Specified Defaults Under
                        The Revolving Credit Agreement

Dear Pat:

    The Care Group, Inc. (the "Borrower") has requested that The Chase Manhattan Bank (the "Bank") issue a waiver of specified defaults under the Revolving Credit Agreement, dated as of February 14, 1994, as amended (the "Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

    As it has been explained by the Borrower to the Bank, this waiver is being requested in connection with the Borrower's proposed private placement to be agented by the Royce Investment Group. We understand that the private placement will close in several stages and involve up to 100 "units" of common stock and warrants and is expected to raise $5,000,000 in the aggregate (such transaction being the "Proposed Transaction"). We understand that the first phase of the Proposed Transaction is scheduled to close by August 13 and is expected to raise $2,100,000 and that the remainder of the Proposed Transaction is expected to close by September 30, 1996.

    Specifically, the Borrower, pursuant to the waiver request attached as Exhibit A (the "Waiver Request"), has requested that the Bank waive during the period from December 31, 1995 to September 30, 1996 the following Defaults (such Defaults being the "Specified Defaults"):

    (a) Section 6.01 in connection with the issuance of the two convertible debentures in the total principal amount of $500,000 on July 10, 1996 as further described in the Waiver Request;

    (b)  Section 7.02(a) (pertaining to Minimum Consolidated Working Capital);

    (c)  Section 7.02(e) (pertaining to Interest Coverage Ratio);

    (d)  Section 7.02(g) (pertaining to Minimum Cash Flow Coverage Ratio); and

    (e) Sections 2.01(b) and 8.01(a)(B) in connection with the failure, prior to the date hereof, of the Borrower to prepay the Loans so as to be in compliance with the Borrowing Base.

    The Bank agrees to the waiver of the Specified Defaults from December 31, 1995 to September 30, 1996 provided that:

    (1) by August 31, 1996, $1,000,000 shall be applied by the Borrower against the outstandings of the Bank under the Agreement;

    (2) concurrent with such payment, the Commitment of the Bank under the Agreement shall be permanently reduced by $2,500,000 so that the Commitment will be $5,500,000;

    (3) during the period from the date hereof to September 30, 1996, the financial condition, results of operations, business, properties and prospects of the Borrower and its consolidated Subsidiaries will be no less favorable than described on the pro forma financial statements attached as Exhibit B;

    (4) from the date hereof to September 30, 1996, the Borrower shall remain at all times in compliance with Sections 2.01(b) and 8.01(a)(B) of the Agreement pertaining to the Borrowing Base;

    (5) on August 30 and September 16 of 1996 the Borrower shall provide the Bank a letter, in form and substance satisfactory to the Bank, indicating that it is in compliance with the foregoing conditions
         (3) and (4); and

    (6) the Company shall pay on or before August 13, 1996 outstanding fees to the Bank's counsel, Messrs. Rivkin, Radler & Kremer, PC in the amount of $12,247.26.

    During the period from the date hereof to September 30, 1996, the Borrower agrees to (i) take such steps as may be necessary to cure the Specified Defaults (other than with respect to Section 6.01) or (ii) renegotiate with the Bank the applicable provisions of the Agreement giving rise to the Specified Defaults on terms consistent with the Bank's credit policies for credits such as the Borrower.

    The Bank reserves--and does not waive--all rights and remedies with respect to any (x) Specified Defaults in the event the foregoing conditions are not satisfied and (y) Defaults which are not Specified Defaults.

    If the terms of the Bank's waiver are acceptable to the Borrower, please indicate your acceptance by signing below. Also, by signing below, the Borrower represents and warrants that the Company is in full compliance with all applicable laws, including, without limitation, federal and state securities laws, in connection with the Proposed Transaction.

    This waiver shall be effective when each party to this waiver and the attached consent shall have received an executed counterpart of this waiver and an executed consent by telecopy. This waiver is subject to the provisions of Section 9.01 covering amendments and waivers of the Agreement.

   This waiver may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same waiver. One or more counterparts of this document may be delivered via telecopier, with the intention that they shall have the same effect as an original, executed counterpart hereof.

                                            Very truly yours,

                                            THE CHASE MANHATTAN BANK

                                            By: /s/ Emelia K. Teige
                                               ------------------------------
                                            Title: Vice President


Agreed

THE CARE GROUP, INC.

By: /s/ Pat Celli
   -------------------------------
Title: Chief Financial Officer

                                    CONSENT


    Each of the undersigned, as Guarantor under the Guarantee dated February 14, 1994 (the "Guarantee") in favor of the Bank party to the Credit Agreement referred to in the foregoing letter waiver, hereby consents to said letter waiver and hereby confirms and agrees that notwithstanding the effectiveness of said letter waiver, the Guarantee and the documents executed by each of the undersigned in connection therewith is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.


                                          THE CARE GROUP OF NEW YORK, INC.

                                          By: /s/ Ann Mittasch
                                             --------------------------------
                                          Name:  Ann Mittasch
                                          Title: President

                                          CARE LINE OF NEW YORK, INC.

                                          By: /s/ Ann Mittasch
                                             --------------------------------
                                          Name:  Ann Mittasch
                                          Title: President

                                          THE CARE GROUP OF GEORGIA, INC.

                                          By: /s/ Ann Mittasch
                                             --------------------------------
                                          Name:  Ann Mittasch
                                          Title: President

                                          CARE LINE OF GEORGIA, INC.

                                          By: /s/ Ann Mittasch
                                             --------------------------------
                                          Name:   Ann Mittasch
                                          Title:  President

                                          THE CARE GROUP OF TEXAS, INC.

                                          By: /s/ Ann Mittasch
                                             --------------------------------
                                          Name:   Ann Mittasch
                                          Title:  President

                                          CARE LINE OF HOUSTON, INC.

                                          By: /s/ Ann Mittasch
                                             --------------------------------
                                          Name:   Ann Mittasch
                                          Title:  President

                                          CARE LINE OF DALLAS, INC.

                                          By: /s/ Ann Mittasch
                                             --------------------------------
                                          Name:   Ann Mittasch
                                          Title:  President

                                                                EXECUTION COPY

                              [CHASE LETTERHEAD]

                                                               August 13, 1996

Mr. Patrick Celli
The Care Group, Inc.
One Hollow Lane
Lake Success, New York 11042

              Re: Amendment to Waiver of Specified Defaults Under the Revolving Credit Agreement
                   --------------------------------------------------

Dear Pat:

    We refer to the Waiver, dated August 7, 1996, from The Chase Manhattan Bank (the "Bank") in favor of The Care Group, Inc. (the "Borrower") (such document being the "Waiver"). All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Waiver.

    We hereby amend the Waiver so that, on paragraphs (1) and (6) of page two of the Waiver, the date shall be changed from "August 13, 1996" to "August 14, 1996."

    This amendment to the Waiver shall be effective when each party to this amendment and the attached consent shall have received an executed counterpart of this amendment and an executed consent by telecopy. This amendment is subject to the provisions of Section 9.01 covering amendments and waivers of the Agreement.

    This amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same amendment. One or more counterparts of this document may be delivered via telecopier, with the intention that they shall have the same effect as an original, executed counterpart hereof.

                                            Very truly yours,

                                            THE CHASE MANHATTAN BANK

                                            By: Emelia K. Teige
                                               -----------------------------
                                            Title: Vice President

Agreed

THE CARE GROUP, INC.

By: Ann Mittasch
   -------------------------------
Title: President

    This amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same amendment. One or more counterparts of this document may be delivered via telecopier, with the intention that they shall have the same effect as an original, executed counterpart hereof.

                                            Very truly yours,

                                            THE CHASE MANHATTAN BANK

                                            By: /s/ Emelia K. Teige
                                               -----------------------------
                                            Title: Vice President

Agreed

THE CARE GROUP, INC.

By: Ann Mittasch
   -------------------------------
Title: President

                                    CONSENT

    Each of the undersigned, as Guarantor under the Guarantee dated February 14, 1994 (the "Guarantee") in favor of the Bank party to the foregoing letter waiver, hereby consents to said letter amendment and hereby confirms and agrees that notwithstanding the effectiveness of said letter amendment, the Guarantee and the documents executed by each of the undersigned in connection therewith is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.


                                          THE CARE GROUP OF NEW YORK, INC.

                                          By: /s/ Ann Mittasch
                                             -----------------------------
                                          Name:  ANN MITTASCH
                                          Title: PRESIDENT

                                          CARE LINE OF NEW YORK, INC.

                                          By: /s/ Ann Mittasch
                                             -----------------------------
                                          Name:  ANN MITTASCH
                                          Title: PRESIDENT

                                          THE CARE GROUP OF GEORGIA, INC.

                                          By: /s/ Ann Mittasch
                                             -----------------------------
                                          Name: ANN MITTASCH
                                          Title: PRESIDENT

                                          CARE LINE OF GEORGIA, INC.

                                          By: /s/ Ann Mittasch
                                             -----------------------------
                                          Name: ANN MITTASCH
                                          Title: PRESIDENT

                                          THE CARE GROUP OF TEXAS, INC.

                                          By: /s/ Ann Mittasch
                                             -----------------------------
                                          Name: ANN MITTASCH
                                          Title: PRESIDENT

                                          CARE LINE OF HOUSTON, INC.

                                          By: /s/ Ann Mittasch
                                             -----------------------------
                                          Name: ANN MITTASCH
                                          Title: PRESIDENT

                                          CARE LINE OF DALLAS, INC.

                                          By: /s/ Ann Mittasch
                                             -----------------------------
                                          Name: ANN MITTASCH
                                          Title: PRESIDENT

                                          THE CARE GROUP OF LOS ANGELES, INC.

                                          By: /s/ Ann Mittasch
                                             -----------------------------
                                          Name: ANN MITTASCH
                                          Title: PRESIDENT

                                          MAIL ORDER MEDS, INC.

                                          By: /s/ Ann Mittasch
                                             -----------------------------
                                          Name: ANN MITTASCH
                                          Title: PRESIDENT

                                          ADVANCED CARE ASSOCIATES, INC.

                                          By: /s/ Ann Mittasch
                                             -----------------------------
                                          Name: ANN MITTASCH
                                          Title: PRESIDENT

                                          MILLWO MANAGEMENT, INC.

                                          By: /s/ Ann Mittasch
                                             -----------------------------
                                          Name: ANN MITTASCH
                                          Title: PRESIDENT